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                                                           EXHIBIT 10.2

                               REVOLVING LOAN NOTE

$10,000,000.00                                            July 26, 2000
                                                          Hartford, Connecticut

         For value received, the undersigned, ZIPLINK, INC. (the "Borrower"), promises to pay to the order of FLEET NATIONAL BANK (the "Lender") at its office at 777 Main Street, Hartford, Connecticut 06115, or at such other place as Lender may designate, the principal amount of TEN MILLION AND 00/100 DOLLARS ($10,000,000.00), or such amount thereof as shall be outstanding pursuant to the Loan Agreement (as hereafter defined) together with interest on the unpaid balance of this Note, beginning as of the date hereof, at a rate per annum for each Interest Period equal to the LIBOR Rate plus .30% for such Interest Period, or such other rate as shall be provided in the Loan Agreement, together with all taxes levied or assessed on this Note or the debt evidenced hereby against Lender, and together with all costs, expenses and attorneys' fees incurred in the collection of this Note, or to enforce or foreclose any security agreement, pledge agreement or other document including, without limitation, the Loan Agreement, the Pledge Agreement and the Control Agreement (each as hereinafter defined), securing or relating to this Note, or in protecting or defending the lien thereof, or in any litigation or matter arising from or connected therewith or with this Note. Interest shall be computed monthly in arrears on the basis of a 360-day year and actual days elapsed. The interest rate for each Revolving Loan shall be determined in accordance with the terms of the Loan Agreement. The terms "Interest Period", "LIBOR Rate" and "Revolving Loan" as used herein shall have the definitions assigned in the Loan Agreement.

         The principal amount of this Note shall be advanced, upon the request of Borrower, pursuant to a certain Revolving Loan and Security Agreement between Borrower and Lender of even date herewith (the "Loan Agreement"). This Note is issued and secured pursuant to the Loan Agreement, the terms of which are deemed incorporated by reference. This Note is guaranteed by a Guaranty of even date herewith (the "Guaranty") from Henry M. Zachs (the "Guarantor"). The Guaranty is secured by a Stock Pledge Agreement of even date herewith, between Guarantor and Lender (the "Stock Pledge Agreement") pursuant to which the Guarantor has pledged certain marketable securities to the Lender and an Account Control Agreement of even date herewith to which such pledged securities have been subjected (the "Account Control Agreement"). Lender shall maintain a Revolving Loan Account (as defined in the Loan Agreement) on which it will keep record of all outstanding amounts hereunder.

         Interest shall be paid on each Interest Payment Date (as defined in the Loan Agreement), until the principal balance with accrued interest thereon is paid in full. If not sooner paid, the entire principal balance plus accrued interest thereon shall be paid in full on July 26, 2002.

         Borrower may repay this Note in whole or in part at any time, provided that Borrower shall pay such fees and premiums in connection with a prepayment as are set forth in the Loan Agreement.


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         Upon the occurrence of an Event of Default under and as defined in the
Loan Agreement, the entire indebtedness, with accrued interest thereon due under this Note, shall, at the option of Lender, become immediately due and payable without demand or notice of any kind. Borrower agrees that the interest rate shall increase by three (3%) percentage points per annum over the otherwise applicable rate upon the occurrence of such Event of Default.

         If any interest installment due hereunder is not paid within ten (10) days after the date it is due, a late charge equal to five percent (5%) of said amount shall be assessed against Borrower, and shall be immediately due and payable without demand or notice of any kind.

         All payments received hereunder shall be applied first to late charges, prepayment premiums and fees, and other costs and expenses, then to accrued interest and then to principal, except as otherwise provided herein or in the Loan Agreement, Pledge Agreement or Control Agreement.

         Borrower hereby grants to Lender a lien, security interest and right of setoff for all of Borrower's liabilities and obligations to Lender upon and against all the deposits, credits, collateral and property of Borrower, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of Fleet Bank Financial Corporation or in transit to any of them. Lender may, at any time, apply or set off the same, or any part thereof, to any liability or obligation of Borrower, or any guarantor of the Obligations (as defined in the Loan Agreement), whether or not matured or demanded and regardless of the adequacy of any other collateral now or hereafter securing the Obligations. Any and all rights to require Lender to exercise its right or remedies with respect to any other collateral which secures the Obligations prior to exercising its right of set off with respect to such deposits, credits or other property of Borrower and/or such guarantor are hereby knowingly, voluntarily and irrevocably waived.

         Notwithstanding any provisions of this Note to the contrary, the rate of interest to be paid by Borrower to Lender under this Note shall not exceed the highest or the maximum rate of interest permitted to be charged by Lender under applicable laws. Any amounts paid by Borrower to Lender in excess of such rate shall be deemed to be partial prepayments of principal hereunder.

         No delay or omission by Lender in exercising any right hereunder, nor failure by Lender to insist upon the strict performance of any terms herein, shall operate as a waiver of such right, any other right hereunder, or any terms herein. No waiver of any right shall be effective unless in writing and signed by Lender, nor shall a waiver on one occasion be constituted as a bar to, or waiver of, any such right on any future occasion.

         Borrower and each and all endorsers, guarantors and sureties of this Note waive diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and all endorsers, guarantors and sureties agree that the time for payment of this Note may be extended at Lender's sole discretion, without impairing their liability thereon, and further consent to the release of all or any part of the security for the payment hereof, at the discretion of Lender, or the release of any party liable for this obligation without affecting the liability of the other parties hereto.


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         THE BORROWER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A
COMMERCIAL TRANSACTION, AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS NOW CONSTITUTED OR HEREAFTER AMENDED OR AS OTHERWISE ALLOWED UNDER ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER. THE BORROWER ACKNOWLEDGES THAT IT MAKES THESE WAIVERS KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS WITH ITS ATTORNEYS.

         THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS NOTE OR THE FINANCING TRANSACTION OF WHICH THIS NOTE IS A PART, OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to principles of conflicts of law.

         Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of this Note or any other document or security instrument which is not of public record, and in the case of any such mutilation, upon surrender and cancellation of such Note or other document or security instrument, Borrower and/or any guarantor, endorser, surety or obligor, as the case may be, shall be obligated to issue, in lieu thereof a replacement Note or other document or security instrument in the same principal amount thereof and otherwise of like tenor.

         All references to the "Borrower" or the "Lender" shall apply to their respective successors and assigns.


                                  ZIPLINK, INC.



                                  By: /s/ Henry M. Zachs
                                      ---------------------------
                                      Henry M. Zachs
                                      Its Chief Executive Officer


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